EXHIBIT 10.13
                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT


     AMENDMENT NO. 1, dated as of September 1, 1998, to the Employment Agreement between Golden Books Publishing Company, Inc. (The "Company") and Richard Collins ("Collins").

     WHEREAS, the Company and Collins entered into an Employment Agreement, dated as of July 28, 1997 (the "Employment Agreement"); and

     WHEREAS, the Company and Collins now desire to enter into this Amendment to amend the Employment Agreement upon the terms, and subject to the conditions, set forth herein;

     NOW, THEREFORE, based on the above premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. TITLE. Section (a) of the Agreement shall be amended to provide that effective June 8, 1998, Collin's new title was changed to Chief Operating Officer.

     2. COMPENSATION. Section (a) of the Employment Agreement shall be amended to provide that effective February 9, 1998, Annual Base Salary was raised to $300,000.

     3. OBLIGATIONS OF THE COMPANY UPON TERMINATION. The first sentence of section 5 (a)(i) of the Agreement shall be amended in its entirety to read as follows: "The Executive shall (a) continue to receive his Annual Base Salary for the longer of (i) two years or (ii) the balance of the term of this Agreement (the "Continuation Period") and (b) receive a payment, no later than 30 days following the Date of Termination, equal to any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid."

     4. Except as set forth herein, all terms and provisions of the Employment Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.

     IN WITNESS WHEREOF, Collins has hereunder set his hand and the Company has caused this Amendment to be executed in its name on its behalf, all as of the date first set forth above.

                                         GOLDEN BOOKS PUBLISHING COMPANY, INC.


                                         By: __________________________________
                                                   Michael Bruno


                                             ----------------------------------
                                                   Richard Collins